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                                                                Exhibit (6)


                                ESCROW AGREEMENT


                  This Escrow Agreement (the "Escrow Agreement") is entered into as of December 21, 1999 by and among EMC Corporation, a Massachusetts corporation ("Parent"), Eagle Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent (the "Purchaser"),Computer Concepts Corp., a Delaware corporation (the "Major Shareholder"), and State Street Bank and Trust Company, Inc., a Massachusetts trust company, as escrow agent (the "Escrow Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed in Section 1 hereof.

                  WHEREAS, Parent, Purchaser and Softworks, Inc., a Delaware corporation (the "Company"), are parties to an Agreement and Plan of Merger dated as of December 21, 1999 (the "Merger Agreement") which provides that, among other things, upon the terms and subject to the conditions thereof, Purchaser will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation (in such capacity, the "Surviving Entity"); and

                  WHEREAS, Parent, Purchaser, the Major Shareholder and James Cannavino, Dennis Murray and Charles Feld, as trustees (the "Trustees") under the Voting Trust Agreement, are parties to a Stock Tender Agreement dated as of December 21, 1999 (the "Stock Tender Agreement") which provides that, among other things, the Major Shareholder and the Trustees will take such actions as may be necessary to tender the Shares held by the Major Shareholder pursuant to the Offer, grant Parent an option to purchase such Shares under certain circumstances and grant Purchaser a proxy with respect to the voting of such Shares, all upon the terms and subject to the conditions set forth in the Stock Tender Agreement; and

                  WHEREAS, as a condition and inducement to Parent and Purchaser entering into the Merger Agreement, Parent and Purchaser have requested that the Major Shareholder agree, and the Major Shareholder has agreed, to provide indemnification to Parent, Purchaser and the Surviving Entity, as set forth in the Indemnification Agreement dated as of the date hereof by and among Parent, Purchaser and the Major Shareholder (the "Indemnification Agreement"); and

                  WHEREAS, Parent, Purchaser and the Major Shareholder desire that a portion of the consideration received by the Major Shareholder in consideration of the purchase of the Shares held by the Major Shareholder pursuant to the Offer be deposited into escrow, upon the terms and subject to the conditions set forth below in order to secure the indemnification obligations set forth in the Indemnification Agreement.

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                  NOW, THEREFORE, in consideration of the foregoing and the
agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Purchaser, the Major Shareholder and the Escrow Agent hereby agree as follows:

                  1. Certain Definitions. For purposes of this Escrow Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

                           (a) "Closing" shall mean the consummation of the
purchase by Purchaser of Shares in the Offer.

                           (b) "Escrow Amount" shall mean $10 million.

                           (c) "Escrow Release Date" shall mean close of
business (Eastern United States time) on the date 12 months after the date upon which the Closing occurred.

                           (d) "Interested Parties" shall mean Parent,
Purchaser, the Surviving Entity and their respective Subsidiaries and officers, directors, employees and agents.

                           (e) "Loss" or "Losses" shall mean any loss, liability
(including any liability for Taxes), damage, deficiency, fine, penalty, cost and expense (including reasonable expenses of investigation, amounts paid in settlement, interest, court costs, reasonable fees and expenses of attorneys and accountants and other costs of litigation).

                           (f) "Offer" shall mean the cash tender offer to be
made by Purchaser pursuant to Section 1.1 of the Merger Agreement to acquire any and all issued and outstanding Shares at $10 per Share net to the seller in cash, or such increased amount, if any, as the Purchaser may offer to pay as contemplated by Section 1.1(a) and Section 5.5(b) of the Merger Agreement.

                           (g) "Shares" shall mean the shares of common stock,
par value $.001 per share, of the Company.

                           (h) "Subsidiary" shall mean, with respect to any
party, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others per-

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forming similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or (b) such party or any other Subsidiary of such party is a general partner (excluding any such partnership where such party or any Subsidiary of such party does not have a majority of the voting interest in such partnership).

                           (i) "Tax" or "Taxes" shall mean all taxes, charges,
fees, duties, levies, tariffs, imposts, penalties or other assessments of any kind imposed by any federal, state, local or foreign governmental authority, including, but not limited to, income, gross receipts, excise, profits, ad valorem, net worth, value added, service, special assessments, workers' compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, real or personal property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, and other taxes, and shall include interest, penalties or additions attributable thereto; provided that "Tax" or "Taxes" as used herein shall not include (i) any amounts arising as a result of the filing of any amended tax return filed by the Company unless such amendment is required by applicable law, rule or regulation or (ii) as a result of the negligence of Parent or the Purchaser.

                           (j) "Voting Trust Agreement" shall mean the Voting
Trust Agreement, dated as of August 3, 1998, between the Company, the Major Share holder and the Trustees.

                  2.       Escrow Funds.

                           (a) At the Closing, the Major Shareholder shall
deposit the Escrow Amount with the Escrow Agent by wire transfer of immediately available funds. In satisfaction of the obligation in the preceding sentence, the Major Share holder hereby irrevocably authorizes the Purchaser to deliver to the Escrow Agent a portion of the proceeds payable to the Major Shareholder from the purchase of the Shares of the Major Shareholder in the Offer equal to the Escrow Amount. The Escrow Agent agrees to hold and administer the Escrow Amount, together with any investment income earned thereon pursuant to the terms hereof (such deposit amount together with such income, if any, collectively, the "Escrow Funds") subject to the terms of this Escrow Agreement.

                  3.       Investment of Escrow Funds; Interest

                           (a) The Escrow Agent shall invest the Escrow Funds
at, and pursuant to, the written direction of Parent and Major Shareholder, or if no such

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direction shall be given, to the extent possible, in United States Treasury bills having a remaining maturity of 90 days or less and repurchase obligations secured by such United States Treasury bills, with any remainder being deposited and maintained in a money market deposit account with the Escrow Agent until disbursement of all of the Escrow Funds in accordance with this Escrow Agreement. The Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Funds consisting of investments to provide for payments required to be made therefrom under this Escrow Agreement. Any income earned or accrued with respect to the Escrow Amount shall be taxable solely to the Major Shareholder, and the parties shall follow the procedures set forth in Section 3(b) hereof with respect thereto. The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder.

                           (b) All interest or other amounts earned on the
Escrow Amount shall be added to the, and shall then be considered, Escrow Funds and shall be considered the currently reportable income, for all tax purposes, of the Major Shareholder.

                           (c) The Escrow Agent shall provide the Major Share
holder with such information as may be required by the Major Shareholder in connection with the filings and notices to be made by the Major Shareholder.

                  4.       Claims on Escrow Funds.

                           (a) At any time on or prior to the Escrow Release
Date (as defined in Section 1(c)), Parent, Purchaser or the Surviving Entity ("the Indemnified Party") may assert an indemnification claim pursuant to the Indemnification Agreement (an "Indemnification Claim"), by sending written notice to the Escrow Agent, with a copy to the Major Shareholder ("Notice of Claim"). The Notice of Claim shall state the basis for the Indemnification Claim and the estimated amount claimed (the "Claimed Amount"). Upon receipt, on or before the Escrow Release Date, by the Escrow Agent and the Major Shareholder, of a Notice of Claim from an Indemnified Party that such Indemnified Party is asserting an Indemnification Claim, the Escrow Agent shall retain, set aside and continue to hold the Escrow Funds, or such lesser portion of the Escrow Funds having a value equal to the Claimed Amount, in escrow hereunder subject to the further provisions hereof.

                           (b) Within 15 Business Days (as hereinafter defined)
after the receipt of a Notice of Claim by the Escrow Agent, the Major Shareholder shall provide to Parent and the Surviving Entity, with a copy to the Escrow Agent, a

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written response (a "Response Notice") in which the Major Shareholder shall: (i)
agree that the full Claimed Amount specified in such Notice of Claim shall be released to Parent from the Escrow Funds, (ii) agree that part, but not all, of the Claimed Amount specified in such Notice of Claim (the "Agreed Amount") may be released to Parent from the Escrow Funds and contest the release to Parent of the balance of such Claimed Amount or (iii) contest the release to Parent of any part of the Claimed Amount specified in such Notice of Claim from the Escrow Funds. If no Response Notice is received by the Escrow Agent by 5:00 p.m. (Eastern United States time) on the last Business Day of such 15 Business Day period, the Major Shareholder shall be deemed to have agreed that all of the Claimed Amount shall be released to Parent from the Escrow Funds. As used herein, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

                           (c) If the Major Shareholder in any Response Notice
agrees (or is deemed to have agreed) that the entire Claimed Amount specified in such Notice of Claim may be released to Parent from the Escrow Funds, the Escrow Agent shall promptly thereafter pay to Parent the Escrow Funds having an aggregate value equal to the Claimed Amount (or such lesser value of Escrow Funds as are held in escrow hereunder at such time).

                           (d) If the Major Shareholder in any Response Notice
agrees that part, but not all, of the Claimed Amount specified in the related Notice of Claim may be released to Parent from the Escrow Funds, the Escrow Agent shall promptly thereafter, following the receipt of the Response Notice by the Escrow Agent, pay to Parent the Escrow Funds having an aggregate value equal to the Agreed Amount (or such lesser amount of the Escrow Funds as are held in escrow hereunder at such time).

                           (e) If the Major Shareholder in any Response Notice
contests the release of all or part of the Claimed Amount specified in the related Notice of Claim (the "Contested Amount"), the matter shall be resolved or settled either by mutual agreement of Parent and the Major Shareholder, by arbitration if Parent and the Major Shareholder mutually agree thereto or by a final order, decree or judgment of a court of competent jurisdiction in the United States of America (which order, decree or judgment shall have become final by expiration of the applicable appeal period without appeal having been perfected or by definitive resolution of the dispute by the highest court to which an appeal may be made), all costs and expenses of which shall be borne by the losing party in any such proceeding (with costs and expenses to be assessed and assigned by the arbitrator in the

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event of an arbitration in which there is no losing party). Notwithstanding any provision of this Escrow Agreement or the Merger Agreement to the contrary, after delivery of any Response Notice which contests the Claimed Amount specified in the related Notice of Claim, the Escrow Agent, pursuant to this
Section 4, shall continue to hold Escrow Funds having a value equal to the Contested Amount (up to the amount of Escrow Funds then held in escrow hereunder), notwithstanding the occurrence of the Escrow Release Date, until (i) receipt by the Escrow Agent of a copy of a settlement agreement executed by Parent and the Major Shareholder setting forth written instructions to the Escrow Agent as to the release of the Escrow Funds, if any, that shall be made with respect to the Contested Amount, (ii) receipt by the Escrow Agent of a final order, decree or judgment of a court of competent jurisdiction in the United States of America as described above or (iii) receipt by the Escrow Agent of a copy of a final arbitration decision, setting forth written instructions to the Escrow Agent as to the release of the Escrow Funds, if any, that shall be made with respect to the Contested Amount. Upon the mutual direction of the parties or upon receipt of such order, decree, judgment or decision, the Escrow Agent shall promptly thereafter release those Escrow Funds from escrow (to the extent that any portion of the Escrow Funds is then held in escrow hereunder) in accordance with such agreement, order, decree, judgment or instructions. The Escrow Agent shall be under no duty whatsoever to institute or defend any proceedings which might in its judgment involve expense or liability unless it shall have been furnished with indemnity from Parent and the Major Shareholder acceptable to it. The Escrow Agent shall have the right to interplead the parties to any dispute in any court of competent jurisdiction and request that such court determine the respective rights of the parties with respect to this Escrow Agreement, and upon doing so, the Escrow Agent shall be released from any obligations or liability as a consequence of such claims or demands.

                           (f) Within three Business Days after the Escrow
Release Date, the Escrow Agent shall release to the Major Shareholder an amount equal to the amount, if any, by which the Escrow Funds then exceeds the aggregate Claimed Amount in respect of all Indemnification Claims theretofore asserted by the Indemnified Party and not theretofore finally resolved, including any Contested Claims ("Outstanding Claims"). Under no circumstances should the terms of this Escrow Agreement require the Escrow Agent to release or distribute escrowed funds or property (or take similar action, such as making a draw on an underlying letter of credit) sooner than two Business Days after the Escrow Agent has received the requisite notices or paperwork in good form, or passage of the applicable claims period or release date, as the case may be.

                  5.       Duties of Escrow Agent.

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                           (a) The Escrow Agent shall not be under any duty to
give the Escrow Funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.

                           (b) The Escrow Agent shall not be liable to anyone
for any action taken or omitted to be taken by it hereunder, except for its own gross negligence or willful misconduct, and except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Interested Parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of the Escrow Funds held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Funds, or any loss of interest incident to any such delays. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Escrow Agreement.

                           (c) The Escrow Agent shall be entitled to rely upon
any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder reasonably believed by the Escrow Agent to be authentic, correct and properly and validly served without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that the person purporting to give notice or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                           (d) The Escrow Agent may act pursuant to the advice
of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted by it in accordance with such advice, except that the Escrow Agent shall be liable for any actions or omissions which result from the Escrow Agent's gross negligence or willful misconduct.

                  Each Interested Party and the Major Shareholder acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Indemnification Agreement) or for determining or compelling compliance therewith, and shall not

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otherwise be bound thereby, and (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Escrow Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Escrow Agreement against or on the part of the Escrow Agent.

                  In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

                  The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, negligence, bad faith or wilful misconduct in breach of this Escrow Agreement.

                           (e) The Escrow Agent does not have any interest in
the Escrow Funds deposited hereunder other than as escrow agent hereunder. Any payments from or release of the Escrow Funds shall be subject to withholding if required under any applicable law.

                           (f) The Escrow Agent may at any time resign as Escrow
Agent hereunder by giving thirty days' prior written notice of resignation to Parent and Major Shareholder. Prior to the effective date of the resignation as specified in such notice, Parent will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Funds to a bank or trust company that it selects as successor to the Escrow Agent hereunder subject to the consent of Major Shareholder (which consent shall not be unreasonably withheld or delayed). If, however, Parent shall fail to name such a successor escrow agent within twenty days after the notice of resignation from the Escrow Agent, the Major Shareholder shall be entitled to name such successor escrow agent. If no successor escrow agent is named by Parent or Major Shareholder, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent.

                           (g) In the event of any disagreement between the
Major Shareholder and Parent relating to this Escrow Agreement, including without limitation with respect to the disposition of the Escrow Funds, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow

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Agent shall be entitled to retain the Escrow Funds until the Escrow Agent shall have received (i) a copy of the final arbitration decision directing in writing delivery of the Escrow Funds, (ii) a written agreement executed by the Major Shareholder and Parent, directing delivery of the Escrow Funds or (iii) a final order, decree or judgment of a court of competent jurisdiction in the United States of America directing delivery of the Escrow Funds, and in any such event the Escrow Agent shall disburse the Escrow Funds in accordance with such decision, agreement, order, decree or judgment.

                           (h) Each of the Interested Parties agrees, jointly
and severally (i) to pay or reimburse the Escrow Agent for its attorney's fees and expenses incurred in connection with the preparation of this Escrow Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change hereafter on an annual basis.

                  Each of the Interested Parties agrees, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Escrow Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

                  6. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile (if confirmed) or mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, as specified below):

                  (a)      if to Parent, Purchaser or the Surviving Entity, to:

                           EMC Corporation
                           35 Parkwood Drive
                           Hopkinton, Massachusetts 01748
                           Attention: Vice President, Corporate Development Telephone No.: (508) 435-1000
                           Facsimile No.:  (508) 495-8900

                           with a copy to:

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                           EMC Corporation
                           35 Parkwood Drive
                           Hopkinton, Massachusetts 01748
                           Attention: Office of the General Counsel
                           Telephone No.: (508) 435-1000
                           Facsimile No.: (508) 497-6915

                           and a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           One Beacon Street, 31st Floor
                           Boston, Massachusetts 02108
                           Attention:  Margaret A. Brown, Esq.
                           Telephone No.: (617) 573-4800
                           Facsimile No.:  (617) 573-4822

                  (b)      If to the Major Shareholder:

                           Computer Concepts Corp.
                           80 Orville Drive
                           Bohemia, New York 11716
                           Attention: Daniel DelGiorno, Jr., President
                           Telephone No.: (516) 244-1500
                           Facsimile No.:  (516) 244-1468

                           With a copy to:

                           Beckman, Millman & Sanders LLP
                           116 John Street
                           New York, New York 10038
                           Attention:  Michael Beckman, Esq.
                           Telephone No.: (212) 406-4700
                           Facsimile No.:  (212) 406-3750

                  (c)      If to the Escrow Agent:

                           State Street Bank and Trust Company, Inc.
                           2 Avenue de Lafayette
                           Boston, Massachusetts 02111
                           Attention:  Corporate Trust, 6th Floor
                           Telephone No.: (617) 662-1806

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                           Facsimile No.:  (617) 662-1463

The address of a party for the purposes of this Section 6 may be changed by giving written notice to the other parties hereto of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses as provided herein shall be deemed to continue in effect for all purposes hereunder.

                  7. Wiring Instructions. Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 6 hereof):

If to Parent/Purchaser/Surviving Entity:
                  Bank:  BankBoston Corporation
                  ABA#: 011 000 0390
                  A/C#: 270-42122
                  Attn:  Amy Beninato
                  Ref:   EMC/Softworks Escrow

If to Major Shareholder:
                  Bank:  European American Bank
                  ABA#:  021001486
                  A/C#:  024-04775-5
                  Attn:  Computer Concepts Money Market
                  Ref:   EMC/Softworks Escrow

If to the Escrow Agent:
                  Bank: State Street Bank and Trust Company, Inc. ABA#: 0110 0002 8
                  A/C#:  9903-990-1
                  Attn:  Corporate Trust Department
                  Ref:   EMC/Softworks Escrow

                  8. Entire Agreement; Binding Effect. This Escrow Agreement and the agreements, documents and other instruments referred to herein (a) consti tute the entire agreement, and supersede all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by any party (by operation of law or otherwise) without the prior written consent of the other parties.

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                  9. Applicable Law. This Escrow Agreement shall be governed by and be construed in accordance with the laws of the State of Delaware, without giving effect to the principles thereof relating to conflicts of law. The parties hereby consent to the jurisdiction of Massachusetts state and federal courts over all matters relating to this Escrow Agreement.

                  10. Parties in Interest. This Escrow Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Escrow Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Escrow Agreement.

                  11. Counterparts. This Escrow Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12. Interpretation. The section and other headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. Whenever the words "include," "includes" or "including" are used in this Escrow Agreement, they shall be deemed to be followed by the words "without limitation." Unless otherwise indicated herein or the context otherwise requires, the masculine pronoun shall include the feminine and neuter, and the singular shall include the plural. The word "or" shall not be deemed exclusive.

                  13. Severability. In case any term, provision, covenant or restriction of this Escrow Agreement is held to be invalid, illegal or unenforceable by a competent court in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions, or of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  14. Amendment and Waiver. No amendment of any provision of this Escrow Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other party, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Escrow Agreement or default by the other party shall constitute a

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waiver of such party's right to enforce any provision hereof or to take any such action.

                  15. Termination. This Escrow Agreement shall terminate upon the Escrow Release Date, if no Indemnification Claim is outstanding, or if such a claim is outstanding, the first date after the Escrow Release Date on which no Indemnification Claim remains outstanding. Upon termination of the Escrow Agreement, the Escrow Agent shall pay to the Major Shareholder, any amounts remaining in the Escrow Funds.

                  16.      Tax Related Terms.

                           (a) Tax Reporting. The Interested Parties agree that,
for tax reporting purposes, all interest or other income earned from the investment of the Escrow Funds in any tax year shall (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Escrow Agreement during such tax year, be allocated to such person or entity, and (ii) otherwise shall be allocated to the Major Shareholder.

                           (b) Certification of Taxpayer Identification Number.
The Interested Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow Funds is credited to the Escrow Funds. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Funds.

                           (c) Tax Indemnification. Each of the Interested
Parties agree, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Funds or performance of other activities under this Escrow Agreement, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Escrow Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the

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Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Escrow Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, in connection with this Escrow Agreement, including costs and expense (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Escrow Agreement.

                  17.      Force Majeure.

                  The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

                  18. Reproduction of Documents. This Escrow Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


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
                  IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first written above.


                                               EMC CORPORATION


                                               By: /s/ Michael J. Cody
                                                  ---------------------
                                                  Name: Michael J. Cody
                                                  Title: Vice President,
                                                        Corporate Development



                                               EAGLE MERGER CORP.


                                               By: /s/ Paul T. Dacier
                                                  ---------------------
                                                  Name: Paul T. Dacier
                                                  Title: Secretary



                                               COMPUTER CONCEPTS CORP.


                                               By: /s/ Daniel DelGiorno
                                                  ----------------------
                                                  Name: Daniel DelGiorno
                                                  Title: Chairman


                                               STATE STREET BANK AND
                                               TRUST COMPANY, INC. AS ESCROW


                                               By: /s/
                                                  ----------------------
                                                  Name:
                                                  Title: Vice President







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